UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  FORM 8-K/A-1

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest event reported): May 8, 2005

                            WEBB MORTGAGE DEPOT, INC.
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             (Exact Name of Registrant as Specified in Its Charter)
                                     Florida


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                 (State or Other Jurisdiction of Incorporation)




                          333-72376                      65-0902373
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                   (Commission File Number)    (IRS Employer Identification No.)


             155 Wilson Lake Road, Mooresville, NC  28117
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           (Address of Principal Executive Offices) (Zip Code)

                                 (800) 952-8706
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              (Registrant's Telephone Number, Including Area Code)

                                       n/a
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.02(B) NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REPORT

On May 8, 2005, our auditors, Webb & Company, P.A., in connection with their audit of our financial statements for the year ended December 31, 2003 advised the Company that the Company can no longer rely on a previously issued audit report or interim period reports. The result of the reaudit of the financial statements has resulted in the Company restating its audited Balance Sheet and Income Statement for December 31, 2003 in connection with the following matters:

HOME UNDER CONSTRUCTION

       The Company determined that certain construction costs had not been recorded or accrued during the year ended December 31, 2003. The Company has restated these costs and related liabilities at December 31, 2003.

STOCK ISSUED FOR SERVICES

       The Company originally recorded the value of stock issued for services at par. The Company restated the value of the shares issued for services to reflect the value at a recent cash offering price.

       A summary of significant effects of the restatement is as follows:

                                                 December 31, 2003
                                                   (As Previously   December 31, 2003
       Statement of Operations                        Reported)       (As Restated)
                                                 ------------------ -----------------

       Revenues                                      $   481,198    $   481,198
       Operating expenses                                417,268       (505,229)
       Net income (loss) from operations                  63,930        (24,031)
       Other income (expense)                             (7,734)        (4,194)
       Net income (loss)                                  56,196        (28,225)
       Net  income (loss) per share - basic and
        diluted                                      $      0.01    $     (0.01)
       Weighted average number of shares
        outstanding during the period - basic and
        diluted                                        4,169,144      4,160,377


                                                December 31, 2003
                                                 (As Previously   December 31, 2003
       Balance Sheet                                Reported)       (As Restated)
                                                ----------------- -----------------

       Current assets                               $130,364          $ 31,940
       Property and equipment, net                    14,356            14,356
       Total assets                                  144,720           506,695
       Current liabilities                            87,609           459,020
       Total liabilities                              87,609           459,020
       Stockholders' equity                           57,111            47,625
       Total liabilities and stockholders' equity   $144,720          $506,695

PROPERTY AND EQUIPMENT

       Property and equipment consists of the following at December 31, 2004 and 2003:

                                                    2004          2003
                                                  --------      --------

       Leasehold improvements                     $ 10,501      $ 16,978
       Computers and equipment                       8,350         3,257
                                                  --------      --------
                                                                  18,851
       Less accumulated depreciation                (4,922)       (5,879)
                                                  --------      --------

       Property and equipment, net                $ 13,929      $ 14,356
                                                  ========      ========

       Depreciation expense for the years ended December 31, 2004 and 2003 was $3,960 and $4,047, respectively. During 2004, the Company recognized a loss on the abandonment of leasehold improvements of $12,061.

The foregoing adjustments were reflected in the Company's annual report filed on Form 10-KSB for the period ended December 31, 2004 and filed with the Commission on May 13, 2005.

As a result of the foregoing, investors should not rely on the previously filed audited financial statements which were filed as part of the Company's annual report for the year ended December 31, 2003 filed with the Commission on April 15, 2004. Nor should investors rely upon the Company's unaudited financial statements for the periods ended March 31, 2004 (filed May 11, 2004), June 30, 2004 (filed August 16, 2004), September 30, 2004 (filed November 12, 2004), March 31, 2003, (filed May 14 2003); June 30, 2003 (filed August 5, 2003) and
September 30, 2003 (filed November 14, 2003).

The Company has provided Webb & Company with a copy of this Form 8-k indicating that Webb & Company agrees with the statements contained herein.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

16.2     Letter from Webb  & Company, P.A.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   June 16,  2005

                                             Webb Mortgage Depot, Inc.

                                             By:  /s/ Byron Webb
                                                  ----------------------
                                                  Byron Webb
                                                   President